UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2026
FIVE BELOW, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (215) 546-7909
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On October 14, 2026, Five Below, Inc. (the “Company”) entered into a Third Amendment to Credit Agreement (the “Amendment”) among the Company (in such capacity, the “Borrower”), 1616 Holdings, Inc. (the “Guarantor” and with the Borrower, collectively, the “Loan Parties”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association (“Wells”) as agent for the Lenders (in such capacity, the “Agent”), which amended that certain Fifth Amended and Restated Credit Agreement, dated April 24, 2020 (as amended by that certain First Amendment to Credit Agreement, dated as of January 27, 2021, and by that certain Second Amendment to Credit Agreement, dated as of September 16, 2022, the “Credit Agreement”) by and among the Loan Parties, the lenders party thereto and the Agent.

Pursuant to the Amendment, the Maturity Date of the Credit Agreement was extended from September 16, 2027 to October 14, 2031. The Amendment also increased the amount of the Company’s senior secured asset-based revolving credit facility from $225,000,000 to $450,000,000 and the letter of credit subline from $20,000,000 to $50,000,000.

The Credit Agreement is an exhibit to a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on April 29, 2020. The First Amendment to Credit Agreement is an exhibit to a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 27, 2021. The Second Amendment to Credit Agreement is an exhibit to a Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 16, 2022. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement, dated October 14, 2026, among the Company, 1616 Holdings, Inc., Wells Fargo Bank, National Association, and the lenders party thereto.
104	Coverage Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.
Date: October 14, 2026	By:	/s/ Daniel J. Sullivan
		Name:	Daniel J. Sullivan
		Title:	Chief Financial Officer and Treasurer